Exhibit 21 - MMC Subsidiary List
Marsh & McLennan Companies, Inc. as of February 9, 2026

	Company Name	Country
1	A. Constantinidi & CIA. S.C.	Uruguay
2	Advance Asset Management Limited	Australia
3	Aermetric Technology Group, Inc	United States
4	AFCO Premium Credit LLC	United States
5	Altius Associates GP Ltd	Guernsey
6	Altius Associates Special Partner GP Limited	Guernsey
7	Altius Client (GP) II LLC	United States
8	Altius Client (GP) LLC	United States
9	Altius Client JP Limited	Cayman Islands
10	Altius Real Assets (GP) LLC	United States
11	Altius Real Assets Management S.a.r.l (GP)	Luxembourg
12	Amal Insurance Brokers Limited	Saudi Arabia
13	Ardrossan Insurance Brokers Pty Ltd	Australia
14	Associates & Co 2019	France
15	Associates & Co 2020	France
16	Asterra Re Sociedad Anonoima Correduria de Reaseguros	Spain
17	Austral Insurance Brokers Pty Ltd	Australia
18	BeneCap Insurance Solutions IC	United States
19	BenPool Re IC	United States
20	Best Insurance, Inc.	Japan
21	Best Insurance, Inc. (Fukouka Branch)	Japan
22	Best Insurance, Inc. (Fukuyama Branch)	Japan
23	Best Insurance, Inc. (Hiroshima Branch)	Japan
24	Best Insurance, Inc. (Nara Branch)	Japan
25	Best Insurance, Inc. (Okayama Branch)	Japan
26	Blue Marble Micro Limited	United Kingdom
27	Blue Marble Microinsurance, Inc.	United States
28	Bluefin Insurance Group Limited	United Kingdom
29	Boulder Claims, LLC	United States
30	Bovill Risk & Insurance Consultants Pty. Ltd.	Australia
31	Bowring Marsh (Bermuda) Ltd.	Bermuda
32	BPL GP S.a.r.l.	Luxembourg

33	Calm Finance Holdings Limited	United Kingdom
34	Calm Treasury Holdings Limited	United Kingdom
35	Calm Treasury Services (Barbados) SRL	Barbados
36	Cardano Advisory Limited	United Kingdom
37	Cardano Asset Management NV	Netherlands
38	Cardano Holding Limited	United Kingdom
39	Cardano Limited	United Kingdom
40	Cardano Nederland B.V.	Netherlands
41	Cardano Risk Management B.V.	Netherlands
42	Carpenter Marsh Fac Argentina Corredores de Reaseguros SA	Argentina
43	Carpenter Marsh Fac Brasil Corretora de Resseguros Ltda	Brazil
44	Carpenter Marsh Fac Chile Corredores de Reaseguros Limitada	Chile
45	Carpenter Marsh Fac Colombia Corredores de Reaseguros S.A.	Colombia
46	Carpenter Marsh Fac Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
47	Carpenter Marsh Fac Peru Corredores de Reaseguros S.A.C.	Peru
48	Carpenter Marsh Fac Re LLC	United States
49	Carpenter Turner Cyprus Ltd	Cyprus
50	Cascade Regional Holdings Limited	United Kingdom
51	Certus Insurance Brokers (N.Z.) Limited	New Zealand
52	Chambers Insurance Brokers Pty Ltd	Australia
53	Chartwell Healthcare Limited	United Kingdom
54	Clark Thomson Insurance Brokers Limited	United Kingdom
55	Colombia Global Capability Center Ltda.	Colombia
56	Consultores 2020 C.A.	Venezuela, Bolivarian Republic of
57	Continental Owner Operators Insurance Services, Inc.	United States
58	ConvictionsRH	France
59	Darwin Technologies Holdings Limited	United Kingdom
60	Darwin Technologies Limited	United Kingdom
61	Darwin Technologies S.R.L.	Romania
62	Deasterra Partners, S.L.	Spain
63	Deasterra Services, S.L.	Spain
64	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
65	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
66	ECBE European Center for Board Effektiveres GmbH	Germany
67	ECBE Public GmbH	Germany
68	Echelon Advisory & Consulting (Malaysia) Sdn. Bhd.	Malaysia
69	Echelon Australia Pty Ltd	Australia
70	Edgeware Re. Limited	Bermuda
71	Empire Insurance Group Pty Ltd	Australia

72	EnBW Versicherungs Vermittlung GmbH	Germany
73	Epsilon (US) Insurance Company	United States
74	Epsilon Insurance Company, Ltd.	Cayman Islands
75	Exelia Expertise	France
76	Fape Courtage	France
77	Finassur Premium	France
78	Finassur S.A.S.	France
79	Fontana Rava - Toscano & Partners S.r.l.	Italy
80	Fundhouse Bespoke Limited	United Kingdom
81	Fundhouse Limited	United Kingdom
82	Gard Fund General Partner S.a.r.l.	Luxembourg
83	GC Insights LLC	United States
84	Gerolamo Holding S.a.r.l	Luxembourg
85	Group Promoters Pty Ltd	Australia
86	Guy Carpenter & Cia., S.A.	Spain
87	Guy Carpenter & Co. Labuan Ltd.	Malaysia
88	Guy Carpenter & Company AB	Sweden
89	Guy Carpenter & Company Corredores de Reaseguros SpA	Chile
90	Guy Carpenter & Company Corretora de Resseguros Ltda.	Brazil
91	Guy Carpenter & Company GmbH	Germany
92	Guy Carpenter & Company Gmbh (Austria Branch)	Austria
93	Guy Carpenter & Company GmbH (Czech Branch)	Czech Republic
94	Guy Carpenter & Company GmbH (Poland Branch)	Poland
95	Guy Carpenter & Company GmbH (Switzerland Branch)	Switzerland
96	Guy Carpenter & Company GmbH (UK Branch)	United Kingdom
97	Guy Carpenter & Company Limited	United Kingdom
98	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.C.	Peru
99	Guy Carpenter & Company Private Limited	Singapore
100	Guy Carpenter & Company Proprietary Limited	South Africa
101	Guy Carpenter & Company Pty. Ltd.	Australia
102	Guy Carpenter & Company S.A. (Netherlands Branch)	Netherlands
103	Guy Carpenter & Company S.r.l.	Italy
104	Guy Carpenter & Company, Limited	Hong Kong
105	Guy Carpenter & Company, LLC	United States
106	Guy Carpenter & Company, LLC (Taiwan Branch)	Taiwan
107	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
108	Guy Carpenter & Company, S.A.	Belgium
109	Guy Carpenter & Company, S.A.	Argentina
110	Guy Carpenter & Company, S.A.S.	France

111	Guy Carpenter (Middle East) Limited	United Arab Emirates
112	Guy Carpenter and Company Single Member S.A.	Greece
113	Guy Carpenter Bermuda Ltd.	Bermuda
114	Guy Carpenter Broking, Inc.	United States
115	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
116	Guy Carpenter Insurance Brokers (Beijing) Co. Ltd.	China
117	Guy Carpenter Insurance Brokers (Beijing) Co., Ltd (Shanghai Branch)	China
118	Guy Carpenter Israel Limited	Israel
119	Guy Carpenter Japan, Inc.	Japan
120	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
121	Guy Carpenter Reasurans Brokerligi Anonim Sirketi	Turkey
122	Guy Carpenter Reinsurance Broker Philippines, Inc.	Philippines
123	Hamilton Bond Limited	United Kingdom
124	HAPIP 2009 GP, LLC	United States
125	HAPIP GP, LLC	United States
126	HIG Australia BidCo Pty Ltd	Australia
127	HIG Australia HoldCo Pty Ltd	Australia
128	hkp Deutschland GmbH	Germany
129	hkp group AG	Switzerland
130	hkp group Schweiz AG	Switzerland
131	hkp/// RemuNet B.V.	Netherlands
132	Honan Asia Pte Ltd	Singapore
133	Honan Benefits Pte Ltd	Singapore
134	Honan Financial Services Pty. Ltd.	Australia
135	Honan Financial Services Unit Trust	Australia
136	Honan Group (Malaysia) Sdn. Bhd.	Malaysia
137	Honan Insurance Group (Asia) Pte Ltd	Singapore
138	Honan Insurance Group (NZ) Limited	New Zealand
139	Honan Insurance Group (WA) Pty Ltd	Australia
140	Honan Insurance Group Pty Ltd	Australia
141	Honan Insurance Group WA Unit Trust	Australia
142	Honan Operating Co Pty Ltd	Australia
143	Induslynk Training Services Private Limited	India
144	Insbrokers Ltda.	Uruguay
145	InSolutions Limited	United Kingdom
146	Insure Direct - Jardine Lloyd Thompson Limited	United Arab Emirates
147	Insure Direct (Brokers) LLC	United Arab Emirates
148	International Catastrophe Insurance Managers, LLC	United States
149	Irish Pensions Trust Limited	Ireland

150	Isosceles Insurance (Barbados) Limited	Barbados
151	J&H Marsh & McLennan Limited	Hong Kong
152	J.W. Terrill Benefit Administrators, Inc.	United States
153	Japan Affinity Marketing, Inc.	Japan
154	Jelf Insurance Brokers Limited	United Kingdom
155	Jelf Limited	United Kingdom
156	JI Holdings Limited	Mauritius
157	JIB Group Holdings Limited	United Kingdom
158	JIB Group Limited	United Kingdom
159	JIB Overseas Holdings Limited	United Kingdom
160	JIB UK Holdings Limited	United Kingdom
161	JLT Advisory Services Limited	India
162	JLT Asia Holdings BV	Netherlands
163	JLT Chile Holdings SpA	Chile
164	JLT Colombia Retail Limited	United Kingdom
165	JLT Colombia Wholesale Limited	United Kingdom
166	JLT Consultants & Actuaries Limited	United Kingdom
167	JLT Group Holdings Limited	United Kingdom
168	JLT Group Services Pty Ltd	Australia
169	JLT Holdings (Barbados) Ltd	Barbados
170	JLT Holdings (Bermuda) Ltd.	Bermuda
171	JLT Independent Consultancy Services Private Limited	India
172	JLT Insurance Brokers Limited	Hong Kong
173	JLT Insurance Group Holdings Ltd	United Kingdom
174	JLT Intellectual Property Limited	Ireland
175	JLT Investment Management Limited	United Kingdom
176	JLT LATAM (Southern Cone) Wholesale Limited	United Kingdom
177	JLT Latin American Holdings Limited	United Kingdom
178	JLT Management Services Limited	United Kingdom
179	JLT Mexico, Intermediario de Reaseguro, S.A. de C.V.	Mexico
180	JLT Pensions Administration Limited	United Kingdom
181	JLT Peru Reinsurance Solutions Limited	United Kingdom
182	JLT Peru Retail Limited	United Kingdom
183	JLT Peru Wholesale Limited	United Kingdom
184	JLT QFM Services Limited	Ireland
185	JLT Re Pty Ltd	Australia
186	JLT Reinsurance Brokers Limited	United Kingdom
187	JLT Risk Solutions Pty Ltd	Australia
188	JLT Singapore Holdings Pte. Ltd.	Singapore

189	JLT Specialty Limited	United Kingdom
190	JLT Trust Services (Barbados) Ltd	Barbados
191	JLT UK Investment Holdings Limited	United Kingdom
192	JLT Wealth Management Limited	United Kingdom
193	JMIB Holdings BV	Netherlands
194	Jointly - Il Welfare Condiviso S.r.l.	Italy
195	Kessler & Co AG	Switzerland
196	Kessler & Co Inc.	Liechtenstein
197	Kessler Consulting Inc.	Switzerland
198	Kessler Prevoyance Inc.	Switzerland
199	KFAS GP S.a.r.l.	Luxembourg
200	Lavaretus Underwriting AB	Sweden
201	Lavaretus Underwriting AB (BRANCH - Finland)	Finland
202	Lincoln Pensions Limited	United Kingdom
203	LLP Holdings Pty Ltd	Australia
204	MACC Asistencias SpA	Chile
205	MAG SpA	Italy
206	Malcolm Investment Holdings Limited	Barbados
207	Mangrove Cell 5 IC	United States
208	Mangrove Cell 6 IC	United States
209	Mangrove Delaware Insurance Solutions Inc	United States
210	Mangrove Insurance Europe PCC Limited	Malta
211	Mangrove Insurance Guernsey PCC Limited	Guernsey
212	Mangrove Insurance Solutions PCC Limited	Isle of Man
213	Mangrove Insurance Solutions, PCC	United States
214	Mangrove Insurance SPC (Cayman) Ltd.	Cayman Islands
215	Mangrove Risk Solutions Bermuda Ltd.	Bermuda
216	Marine, Aviation & General (London) Limited	United Kingdom
217	Marley Eternit Fund General Partner S.a.r.l.	Luxembourg
218	Marsh & McLennan (PNG) Limited	Papua New Guinea
219	Marsh & McLennan Agencies Limited	Hong Kong
220	Marsh & McLennan Agency Limited	New Zealand
221	Marsh & McLennan Agency LLC	United States
222	Marsh & McLennan Agency Pty Ltd	Australia
223	Marsh & McLennan Asia Business Services Sdn. Bhd.	Malaysia
224	Marsh & McLennan Colombia S.A.S	Colombia
225	Marsh & McLennan Companies Asia Pacific Treasury Center Limited	Hong Kong
226	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l.	Luxembourg
227	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l. (Barbados Branch)	Barbados

228	Marsh & McLennan Companies France S.A.S.	France
229	Marsh & McLennan Companies Holdings (Luxembourg) S.a.r.l.	Luxembourg
230	Marsh & McLennan Companies UK Limited	United Kingdom
231	Marsh & McLennan Companies, Inc. (UK Establishment)	United Kingdom
232	Marsh & McLennan Deutschland GmbH	Germany
233	Marsh & McLennan Euro Finance Limited	Ireland
234	Marsh & McLennan Europe S.a.r.l.	Luxembourg
235	Marsh & McLennan Europe S.a.r.l. (Barbados Branch)	Barbados
236	Marsh & McLennan Finance Limited	Ireland
237	Marsh & McLennan Global Broking (Bermuda) Ltd.	Bermuda
238	Marsh & McLennan Holding GmbH	Germany
239	Marsh & McLennan Holdings (Canada) ULC	Canada
240	Marsh & McLennan Innovation Centre Limited	Ireland
241	Marsh & McLennan Insurance Services Limited	Hong Kong
242	Marsh & McLennan Ireland Limited	Ireland
243	Marsh & McLennan Risk Capital Holdings, Ltd.	United States
244	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
245	Marsh & McLennan Shared Services Canada Limited	Canada
246	Marsh & McLennan Shared Services, LLC	United States
247	Marsh (Bahrain) Company WLL	Bahrain
248	Marsh (Beijing) Risk Management Consulting Co., Ltd.	China
249	Marsh (Beijing) Risk Management Consulting Co., Ltd. (Nanjing Branch)	China
250	Marsh (China) Insurance Brokers Co., Ltd.	China
251	Marsh (China) Insurance Brokers Co., Ltd. (Guangdong Branch)	China
252	Marsh (China) Insurance Brokers Co., Ltd. (Jiangsu Branch)	China
253	Marsh (China) Insurance Brokers Co., Ltd. (Liaoning Branch)	China
254	Marsh (China) Insurance Brokers Co., Ltd. (Shandong Branch)	China
255	Marsh (China) Insurance Brokers Co., Ltd. (Shanghai Branch)	China
256	Marsh (China) Insurance Brokers Co., Ltd. (Shanghai Reinsurance Branch)	China
257	Marsh (China) insurance Brokers Co., Ltd. (Shenzhen Branch)	China
258	Marsh (China) Insurance Brokers Co., Ltd. (Tianjin Branch)	China
259	Marsh (China) Insurance Brokers Co., Ltd. (Xiamen Branch)	China
260	Marsh (Hong Kong) Limited	Hong Kong
261	Marsh (Insurance Brokers) LLP	Kazakhstan
262	Marsh (Insurance Services) Limited	United Kingdom
263	Marsh (Liechtenstein) AG	Liechtenstein
264	Marsh (Middle East) Limited	United Kingdom
265	Marsh (Middle East) Limited (Abu Dhabi Branch)	United Arab Emirates
266	Marsh (Middle East) Limited (Egypt Rep Office)	Egypt

267	Marsh (Middle East) Limited (Iraq Branch)	Iraq
268	Marsh (Namibia) Proprietary Limited	Namibia
269	Marsh (Singapore) Pte. Ltd.	Singapore
270	Marsh Advantage Insurance Pty Ltd	Australia
271	Marsh Advisory S.r.l.	Italy
272	Marsh Advisory Services S.R.L.	Romania
273	Marsh Africa Proprietary Limited	South Africa
274	Marsh AG	Switzerland
275	Marsh Arabia Insurance Brokers	Saudi Arabia
276	Marsh Argentina S.R.L.	Argentina
277	Marsh Asprose Corredora de Seguros S.A.	Costa Rica
278	Marsh Associates Proprietary Limited	South Africa
279	Marsh Austria G.m.b.H.	Austria
280	Marsh B.V.	Netherlands
281	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania
282	Marsh Broker Japan, Inc.	Japan
283	Marsh Canada Limited/Marsh Canada Limitee	Canada
284	Marsh Corporate Services (Barbados) Limited	Barbados
285	Marsh Corporate Services Isle of Man Ltd	Isle of Man
286	Marsh Corporate Services Limited	United Kingdom
287	Marsh Corporate Services Malta Limited	Malta
288	Marsh Corredores de Seguros SpA	Chile
289	Marsh Corretora de Seguros Ltda.	Brazil
290	Marsh d.o.o. Beograd	Serbia
291	Marsh d.o.o. za posredovanje u osiguranju	Croatia
292	Marsh Emirates Consultancy LLC	United Arab Emirates
293	Marsh Emirates Insurance Brokerage LLC	United Arab Emirates
294	Marsh Emirates insurance Brokerage LLC (Abu Dhabi Branch)	United Arab Emirates
295	Marsh Employee Benefits Limited	Ireland
296	Marsh Engineering Consulting (Shanghai) Co., Ltd.	China
297	Marsh EOOD	Bulgaria
298	Marsh Europe S.A.	Belgium
299	Marsh Europe S.A. (Slovakia Branch)	Slovakia
300	Marsh Europe S.A. (Slovenia Branch)	Slovenia
301	Marsh Europe S.A. (Ukraine Branch)	Ukraine
302	Marsh Financial Services Risk Purchasing Group	United States
303	Marsh FJC International Insurance Brokers Limited	Nigeria
304	Marsh for Insurance Brokerage S.A.E.	Egypt
305	Marsh for Insurance Consulting	Egypt

306	Marsh for Insurance Services - Jordan	Jordan
307	Marsh Franco Acra, S.A.	Dominican Republic
308	Marsh GmbH	Germany
309	Marsh GSC Servicos e Administracao de Seguros Ltda.	Brazil
310	Marsh Guy Carpenter Reinsurance Brokers Saudi Arabia	Saudi Arabia
311	Marsh India Insurance Brokers Private Limited	India
312	Marsh Insurance & Investments LLC	United States
313	Marsh Insurance Agencies Limited	Hong Kong
314	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
315	Marsh Insurance Brokers (Macao) Limited	Macao
316	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
317	Marsh Insurance Brokers Limited	Cyprus
318	Marsh Insurance Brokers Malawi Limited	Malawi
319	Marsh Insurance Consulting Saudi Arabia	Saudi Arabia
320	Marsh International Holdings, LLC	United States
321	Marsh Ireland Brokers Limited	Ireland
322	Marsh Ireland Brokers Limited (UK Branch)	United Kingdom
323	Marsh Israel (1999) Ltd.	Israel
324	Marsh Israel (Holdings) Ltd.	Israel
325	Marsh Israel Consultants Ltd.	Israel
326	Marsh Israel Insurance Agency Ltd.	Israel
327	Marsh Japan, Inc.	Japan
328	Marsh JLT Ireland Holdings Limited	Ireland
329	Marsh Kft.	Hungary
330	Marsh Kindlustusmaakler AS	Estonia
331	Marsh Korea, Inc.	Korea, Republic of
332	Marsh Limited	New Zealand
333	Marsh Limited	Papua New Guinea
334	Marsh Limited	United Kingdom
335	Marsh LLC	United States
336	Marsh LLC	Ukraine
337	Marsh Ltd.	United States
338	Marsh Ltd. [Taiwan Branch]	Taiwan
339	Marsh Management Services (Barbados) Limited	Barbados
340	Marsh Management Services (Bermuda) Ltd.	Bermuda
341	Marsh Management Services (Dublin) Limited	Ireland
342	Marsh Management Services (MENA) Limited	United Arab Emirates
343	Marsh Management Services Cayman Ltd.	Cayman Islands
344	Marsh Management Services Guernsey Limited	Guernsey

345	Marsh Management Services Inc.	United States
346	Marsh Management Services Isle of Man Limited	Isle of Man
347	Marsh Management Services Labuan Limited	Malaysia
348	Marsh Management Services Luxembourg S.a.r.l.	Luxembourg
349	Marsh Management Services Luxembourg S.a.r.l. (Zurich/Switzerland Branch)	Switzerland
350	Marsh Management Services Luxembourg, S.a.r.l. (Vaduz/Liechtenstein Branch)	Liechtenstein
351	Marsh Management Services Malta Limited	Malta
352	Marsh Management Services Singapore Pte. Ltd.	Singapore
353	Marsh Management Services Sweden AB	Sweden
354	Marsh Marine Proprietary Limited	South Africa
355	Marsh McLennan (Australia) Pty Ltd	Australia
356	Marsh McLennan (DE) LLC	United States
357	Marsh McLennan (India) Private Limited	India
358	Marsh McLennan A/S	Denmark
359	Marsh McLennan AB	Sweden
360	Marsh McLennan Agency A/S	Denmark
361	Marsh McLennan Alpha Limited	United Kingdom
362	Marsh McLennan Arabia For The Headquarters Of Foreign Companies	Saudi Arabia
363	Marsh McLennan AS	Norway
364	Marsh Mclennan India Holdings Limited	United Kingdom
365	Marsh McLennan India Limited	United Kingdom
366	Marsh McLennan International Finance Ireland Limited	Ireland
367	Marsh McLennan International Treasury Services Pte. Ltd.	Singapore
368	Marsh McLennan Investment B.V.	Netherlands
369	Marsh McLennan Morocco	Morocco
370	Marsh McLennan Oy	Finland
371	Marsh McLennan QFC LLC	Qatar
372	Marsh McLennan Regional Holdings Limited	United Kingdom
373	Marsh MEA Ltd	United Arab Emirates
374	Marsh Medical Consulting GmbH	Germany
375	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
376	Marsh Mexico, Agente de Seguros y de Fianzas, Sociedad Anónima De Capital Variable	Mexico
377	Marsh Morocco	Morocco
378	Marsh NV/SA (UK Branch)	United Kingdom
379	Marsh Oman LLC	Oman
380	Marsh PB Co., Ltd.	Thailand
381	Marsh Peru S.A.C. Corredores de Seguros	Peru
382	Marsh Philippines, Inc.	Philippines
383	Marsh Proprietary Limited	South Africa

384	Marsh Pte Limited	Fiji
385	Marsh Pty Ltd	Australia
386	Marsh Puerto Rico, Inc.	Puerto Rico
387	Marsh Qatar LLC	Qatar
388	Marsh ReSolutions Pty Limited	Australia
389	Marsh Risk and Consulting Services (Pty) Ltd	Namibia
390	Marsh Risk Consulting B.V.	Netherlands
391	Marsh Risk Consulting Limitada	Chile
392	Marsh Risk Consulting Ltda.	Colombia
393	Marsh Risk Consulting, S.L.	Spain
394	Marsh S.A.	Belgium
395	Marsh S.A.S.	France
396	Marsh S.A.S. (Poland Branch)	Poland
397	Marsh S.p.A.	Italy
398	Marsh s.r.o.	Czech Republic
399	Marsh SA (Luxembourg Branch)	Luxembourg
400	Marsh SA [Argentina]	Argentina
401	Marsh SA [Uruguay]	Uruguay
402	Marsh SA Insurance Brokers	Greece
403	Marsh Secretarial Services Limited	United Kingdom
404	Marsh Semusa, S.A.	Panama
405	Marsh Services Limited	United Kingdom
406	Marsh Services Spolka z.o.o.	Poland
407	Marsh SIA	Latvia
408	Marsh Sigorta ve Reasurans Brokerligi Anonim Sirketi	Turkey
409	Marsh Soken, Inc	Japan
410	Marsh Spolka z.o.o.	Poland
411	Marsh Takaful Brokers (Malaysia) Sdn Bhd	Malaysia
412	Marsh Treasury Services Limited	United Kingdom
413	Marsh USA Borrower LLC	United States
414	Marsh USA LLC	United States
415	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela, Bolivarian Republic of
416	Marsh Vietnam Insurance Broking Company Ltd	Vietnam
417	Marsh Zambia Limited	Zambia
418	Marsh, Lda.	Portugal
419	Marsh, S.A. Mediadores de Seguros	Spain
420	MarshMcLennan Operations Center Mexico, S. De R.L. de C.V.	Mexico
421	MEIS Insurance Broker Services (Thailand) Company Limited	Thailand
422	MEIS Insurance Service, Inc.	Japan

423	Mercer (Argentina) S.A.U.	Argentina
424	Mercer (Australia) Pty Ltd	Australia
425	Mercer (Austria) GmbH	Austria
426	Mercer (Belgium) SA-NV	Belgium
427	Mercer (Canada) Limited/Mercer (Canada) limitée	Canada
428	Mercer (China) Limited	China
429	Mercer (China) Limited (Beijing Branch)	China
430	Mercer (China) Limited (Guangzhou Branch)	China
431	Mercer (China) Limited (Shanghai Branch)	China
432	Mercer (China) Limited (Shenzhen Branch)	China
433	Mercer (China) Limited (Zhejiang Branch)	China
434	Mercer (Colombia) Ltda (Sucursal Peru/Peru Branch)	Peru
435	Mercer (Colombia) Ltda.	Colombia
436	Mercer (Denmark) A/S	Denmark
437	Mercer (France) SAS	France
438	Mercer (Hong Kong) Limited	Hong Kong
439	Mercer (Hong Kong) Limited (Macao Branch)	Macao
440	Mercer (Ireland) Limited	Ireland
441	Mercer (Malaysia) Sdn. Bhd.	Malaysia
442	Mercer (N.Z.) Limited	New Zealand
443	Mercer (Nederland) B.V.	Netherlands
444	Mercer (Polska) Sp.z o.o.	Poland
445	Mercer (Portugal) - Recursos Humanos, Lda	Portugal
446	Mercer (Singapore) Pte. Ltd.	Singapore
447	Mercer (Taiwan) Ltd.	Taiwan (Province of China)
448	Mercer (Thailand) Ltd.	Thailand
449	Mercer (US) LLC	United States
450	Mercer Administration Services (Australia) Pty Limited	Australia
451	Mercer Advisory Holdings ULC	Canada
452	Mercer Africa Limited	United Kingdom
453	Mercer Alternatives (Luxembourg) S.a.r.l.	Luxembourg
454	Mercer Alternatives AG	Switzerland
455	MERCER ALTERNATIVES LIMITED	United Kingdom
456	Mercer Asesores en Inversión Independientes, S.A. de C.V.	Mexico
457	Mercer Broking Ltd.	Taiwan (Province of China)
458	Mercer Consulting (Australia) Pty Ltd	Australia
459	Mercer Consulting (Chile) Limitada	Chile
460	Mercer Consulting (France) SAS	France
461	Mercer Consulting Limited	United Kingdom

462	Mercer Consulting Limited (Abu Dhabi Branch)	United Arab Emirates
463	Mercer Consulting Limited (Saudi Arabia Branch)	Saudi Arabia
464	Mercer Consulting, S.L.U.	Spain
465	Mercer Corredores de Seguros Limitada	Chile
466	Mercer Danismanlik Anonim Sirketi	Turkey
467	Mercer Deutschland GmbH	Germany
468	Mercer Employee Benefits - Mediacao de Seguros Unipessoal Lda.	Portugal
469	Mercer Employee Benefits Limited	United Kingdom
470	Mercer FGV GP	France
471	Mercer Financial Advice (Australia) Pty Ltd	Australia
472	Mercer Financial Services Limited Liability Company	Morocco
473	Mercer Financial Services Middle East Limited	United Arab Emirates
474	Mercer Global Investments Canada Limited Mercer Gestion mondiale d'investissements Canada limitee	Canada
475	Mercer Global Investments Europe Limited	Ireland
476	Mercer Global Investments Europe Limited (Germany Branch)	Germany
477	Mercer Global Investments Europe Limited (Sweden Branch)	Sweden
478	Mercer Global Investments Europe Limited (UK Branch)	United Kingdom
479	Mercer Global Investments Management Limited	Ireland
480	Mercer Global Real Estate Select GP LLC	United States
481	Mercer Health & Benefits (Singapore) Pte. Ltd.	Singapore
482	Mercer Health & Benefits Administration LLC	United States
483	Mercer Health & Benefits LLC	United States
484	Mercer Holdings, Inc.	Philippines
485	Mercer Holdings, LLC	United States
486	Mercer HR Consulting Borrower LLC	United States
487	Mercer Human Resource Consulting Ltda	Brazil
488	Mercer Human Resource Consulting S.A. de C.V.	Mexico
489	Mercer ICC Limited	Guernsey
490	Mercer Infrastructure General Partner S.a.r.l.	Luxembourg
491	Mercer International Private Equity Select III GP LLC	United States
492	Mercer Investment Management (Shanghai) Co., Ltd	China
493	Mercer Investment Solutions (Singapore) Pte. Ltd.	Singapore
494	Mercer Investments (Australia) Limited	Australia
495	Mercer Investments (HK) Limited	Hong Kong
496	Mercer Investments (Japan), Ltd	Japan
497	Mercer Investments LLC	United States
498	Mercer Ireland Holdings Limited	Ireland
499	Mercer Italia S.R.L.	Italy
500	Mercer Italia Societa d'Intermediazione Mobiliare S.p.A	Italy

501	Mercer Japan Ltd.	Japan
502	Mercer Korea Co., Ltd.	Korea, Republic of
503	Mercer Lestisharat Alamal	Jordan
504	Mercer Limited	United Kingdom
505	Mercer Master Trust No. 1 Designated Activity Company	Ireland
506	Mercer Master Trust No. 2 Designated Activity Company	Ireland
507	Mercer Master Trust No. 3 Designated Activity Company	Ireland
508	Mercer MC Consulting Borrower LLC	United States
509	Mercer MST GP S.a.r.l.	Luxembourg
510	Mercer NMSIC GP, LLC	United States
511	Mercer Open Ended Private Markets General Partner S.a.r.l.	Luxembourg
512	Mercer Outsourcing (Australia) Pty Ltd	Australia
513	Mercer Outsourcing, S.L.U.	Spain
514	Mercer PE General Partner S.a.r.l.	Luxembourg
515	Mercer Pensionsfonds AG	Germany
516	Mercer Philippines, Inc.	Philippines
517	Mercer Private Investment Partner IV General Partner S.a.r.l.	Luxembourg
518	Mercer Private Investment Partner V General Partner S.a.r.l.	Luxembourg
519	Mercer Private Investment Partners IX General Partner S.a.r.l.	Luxembourg
520	Mercer Private Investment Partners VI General Partner S.a.r.l.	Luxembourg
521	Mercer Private Investment Partners VII General Partner S.a.r.l.	Luxembourg
522	Mercer Private Investment Partners VIII General Partners S.a.r.l.	Luxembourg
523	Mercer Private Markets S.A. SICAV - UCI Part II	Luxembourg
524	Mercer Risk Management Limited	United Kingdom
525	Mercer Schweiz AG	Switzerland
526	Mercer Secor GP LLC	United States
527	Mercer Services Australia Pty Ltd	Australia
528	Mercer Services Poland Sp. z.o.o.	Poland
529	Mercer South Africa Proprietary Limited	South Africa
530	Mercer Superannuation (Australia) Limited	Australia
531	Mercer Treuhand GmbH	Germany
532	Mercer Trust Company LLC	United States
533	Mercer Wealth (India) Private Limited	India
534	Mercury Insurance Services Pty Ltd	Australia
535	MIPP S.a.r.l.	Luxembourg
536	MIPP VI S.a.r.l.	Luxembourg
537	MIPP VII S.a.r.l.	Luxembourg
538	MIPP VIII S.a.r.l.	Luxembourg
539	MM Asistencias S.A.	Argentina

540	MMA Asset Management LLC	United States
541	MMA Securities LLC	United States
542	MMB Consultores S.A.	Argentina
543	MMC Borrower LLC	United States
544	MMC CAPITAL SOLUTIONS LP	United Kingdom
545	MMC Capital Solutions UK Limited	United Kingdom
546	MMC Capital Solutions US LLC	United States
547	MMC Finance (Australia) Limited	United Kingdom
548	MMC FINANCE (EUROPE) LIMITED	United Kingdom
549	MMC Finance (Singapore) Limited	United Kingdom
550	MMC Finance (US) Limited	United Kingdom
551	MMC Finance Holdings (US) Limited	United Kingdom
552	MMC FINANCE UK LIMITED	United Kingdom
553	MMC Financial Company	Saudi Arabia
554	MMC Funding (US) Limited	United Kingdom
555	MMC Group Services sp. z o.o.	Poland
556	MMC Holdings (Australia) Pty Ltd	Australia
557	MMC Holdings (UK) Limited	United Kingdom
558	MMC International Finance (Barbados) SRL	Barbados
559	MMC International Holdings LLC	United States
560	MMC International Limited	United Kingdom
561	MMC International Treasury Centre Limited	United Kingdom
562	MMC Management Services Proprietary Limited	South Africa
563	MMC Middle East Holdings Limited	United Kingdom
564	MMC Oliver Wyman Bermuda Ltd.	Bermuda
565	MMC Poland Holdings B.V.	Netherlands
566	MMC Regional LATAM Holdings B.V.	Netherlands
567	MMC Securities (Ireland) Limited	Ireland
568	MMC Securities Limited	United Kingdom
569	MMC Securities LLC	United States
570	MMC ShunTak Insurance Brokers Limited	Hong Kong
571	MMC ShunTak Insurance Brokers Limited (Macao Branch)	Macao
572	MMC UK Group Limited	United Kingdom
573	MMC UK Pension Fund Trustee Limited	United Kingdom
574	MMC Warsaw Hub sp. z.o.o.	Poland
575	MMOW Limited	United Kingdom
576	Modern Risk Solutions Pty. Ltd.	Australia
577	Modern Risk Solutions Unit Trust	Australia
578	Mountlodge Limited	United Kingdom

579	MPIP III GP LLC	United States
580	MPIP IV GP LLC	United States
581	MPIP IX GP, LLC	United States
582	MPIP Pooling GP, LLC	United States
583	MPIP V GP, LLC	United States
584	MPIP VI GP, LLC	United States
585	MPIP VII GP, LLC	United States
586	MPIP VIII GP, LLC	United States
587	MSS COI GP, LLC	United States
588	MST Marsh, Inc.	Japan
589	Mugnier Motte	France
590	Muir Beddal (Zimbabwe) Limited	Zimbabwe
591	National Economic Research Associates, Inc.	United States
592	National Economic Research Associates, Inc. - Sucursal en Espana (Spain branch )	Spain
593	NERA Australia Pty Ltd	Australia
594	NERA Economic Consulting GmbH	Germany
595	NERA Economic Consulting Limited	New Zealand
596	NERA SAS	France
597	NERA UK Limited	United Kingdom
598	NERA UK Limited (Belgium Branch)	Belgium
599	Neuburger Noble Lowndes GmbH	Germany
600	New Triple A Venture Broker Correduria De Seguros, S.L.	Spain
601	Normandy Reinsurance Company Limited	Bermuda
602	NOW:Pension Trustee LTD.	United Kingdom
603	NOW:Pensions Investment Ltd	United Kingdom
604	NOW:Pensions Ltd	United Kingdom
605	Oliver Wyman (Hong Kong) Limited	Hong Kong
606	Oliver Wyman AB	Sweden
607	Oliver Wyman Actuarial Consulting, Inc.	United States
608	Oliver Wyman AG	Switzerland
609	Oliver Wyman ApS	Denmark
610	Oliver Wyman Austria GmbH	Austria
611	Oliver Wyman B.V.	Netherlands
612	Oliver Wyman Co., Ltd.	Thailand
613	Oliver Wyman Consulting (Shanghai) Ltd	China
614	Oliver Wyman Consulting (Shanghai) Ltd ( Beijing Branch)	China
615	Oliver Wyman Consulting India Private Limited	India
616	Oliver Wyman Consultoria em Estrategia de Negocios Ltda.	Brazil
617	Oliver Wyman Energy Consulting Limited	United Kingdom

618	Oliver Wyman FZ-LLC	United Arab Emirates
619	Oliver Wyman GmbH	Germany
620	Oliver Wyman Government Services LLC	United States
621	Oliver Wyman Group KK	Japan
622	Oliver Wyman Limited	United Kingdom
623	Oliver Wyman Limited (Abu Dhabi branch)	United Arab Emirates
624	Oliver Wyman Limited (India Branch)	India
625	Oliver Wyman Limited (Saudi Arabia Branch)	Saudi Arabia
626	Oliver Wyman Limited W.L.L.	Bahrain
627	Oliver Wyman LLC	Qatar
628	Oliver Wyman Ltd.	Korea, Republic of
629	Oliver Wyman Proprietary Limited	South Africa
630	Oliver Wyman Pte. Ltd.	Singapore
631	Oliver Wyman Pty Ltd	Australia
632	Oliver Wyman S.A.S.	Colombia
633	Oliver Wyman S.L.	Spain
634	Oliver Wyman S.r.l.	Italy
635	Oliver Wyman Sdn. Bhd.	Malaysia
636	Oliver Wyman Services Limited	United Kingdom
637	Oliver Wyman Single Member Limited Liability Company	Greece
638	Oliver Wyman SNC	France
639	Oliver Wyman SNC (Tunisia Branch)	Tunisia
640	Oliver Wyman sp. z o.o.	Poland
641	Oliver Wyman SRL	Belgium
642	Oliver Wyman Thailand Holdings, LLC	United States
643	Oliver Wyman, LLC	United States
644	Oliver Wyman, LLC (Hong Kong Establishment)	Hong Kong
645	Oliver Wyman, S. de R.L. de C.V.	Mexico
646	Oliver, Wyman Limited/Oliver, Wyman limitee	Canada
647	Oliver, Wyman Limited/Oliver, Wyman limitee (Barbados Branch)	Barbados
648	Omega Indemnity (Bermuda) Limited	Bermuda
649	Organizacion Brockman y Schuh S.A. de C.V.	Mexico
650	Orizon Underwriters SL	Spain
651	OWL Marine Insurance-Brokers GmbH	Germany
652	Pallas Marsh Servicos Ltda.	Brazil
653	Pavilion Financial Corporation Holdings UK Limited	United Kingdom
654	Pavilion Financial Corporation Holdings US III, LLC	United States
655	Peak Health Services, LLC	United States
656	Perils AG	Switzerland

657	PI Indemnity Company, Designated Activity Company	Ireland
658	PIP CARRY GP S.a.r.l.	Luxembourg
659	PIP NON-US Special LP GP (Guernsey) Limited	Guernsey
660	PIP Performance Vehicle GP S.a.r.l.	Luxembourg
661	PIP VII Performance Vehicle GP S.a.r.l.	Luxembourg
662	Pitcher Partners Sydney General Insurance Pty Ltd	Australia
663	PKE Private Equity CHF General Partner S.a.r.l.	Luxembourg
664	Precept Advisory Group LLC	United States
665	Private Client Services by Mercer China Limited	China
666	Private Client Services by Mercer China Limited (Beijing Branch)	China
667	Private Client Services by Mercer China Limited (Guangzhou Branch)	China
668	Private Client Services by Mercer Holdings Pte. Ltd.	Singapore
669	Private Client Services by Mercer Limited	Hong Kong
670	Private Client Services by Mercer Pte. Ltd.	Singapore
671	Private Client Services by Mercer SA	Switzerland
672	Profund Solutions Limited	United Kingdom
673	PT Marsh Insurance Brokers Indonesia	Indonesia
674	PT Marsh Reinsurance Brokers Indonesia	Indonesia
675	PT Mercer Indonesia	Indonesia
676	PT Oliver Wyman Indonesia	Indonesia
677	PT Quantum Support Services	Indonesia
678	Risksmart Claims Solutions Pty Limited	Australia
679	Salisbury Finance Limited	New Zealand
680	SCIB (Bermuda) Limited	Bermuda
681	SCM LT General Partner S.a.r.l.	Luxembourg
682	Seabury & Smith Borrower LLC	United States
683	Seabury & Smith LLC	United States
684	SeaTec International Limited	United Kingdom
685	SECOR Asset Management, LP	United States
686	SECOR GP S.A.R.L.	Luxembourg
687	SECOR Investment Advisers, LP	United States
688	SECOR Investment Advisors (UK), LLP	United Kingdom
689	SECOR Investment Management, LP	United States
690	SECOR Partners (UK), Ltd	United Kingdom
691	SECOR Partners III, LLC	United States
692	Sedgwick Financial Services Limited	United Kingdom
693	Sedgwick Forbes Middle East Limited	Jersey
694	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
695	Sedgwick Internationaal B.V.	Netherlands

696	Sedgwick Management Services (Barbados) Limited	Barbados
697	Sedgwick Noble Lowndes (UK) Limited	United Kingdom
698	Sedgwick Noble Lowndes Limited	United Kingdom
699	Sedgwick Overseas Investments Limited	United Kingdom
700	Sedgwick Ulster Pension Trustees Limited	United Kingdom
701	SF Private Debt General Partner S.a.r.l.	Luxembourg
702	Shanghai Mercer Insurance Brokers Company Ltd (Beijing Branch)	China
703	Shanghai Mercer Insurance Brokers Company Ltd (Guangzhou Branch)	China
704	Shanghai Mercer Insurance Brokers Company Ltd (Shenzhen Branch)	China
705	Shanghai Mercer Insurance Brokers Company Ltd.	China
706	Shorewest Insurance Associates, LLC	United States
707	Smith LTD Management Group, Inc.	United States
708	SRPMIC CARRY ENTITY, LLC	United States
709	SRPMIC MERCER GP, LLC	United States
710	Suedzucker Versicherungs-Vermittlungs GmbH	Germany
711	The Benefit Express Holdings Limited	United Kingdom
712	The Carpenter Management Corporation	United States
713	The Recovre Group Pty Ltd	Australia
714	The Talent Collaboratory FZ LLC	United Arab Emirates
715	The Talent Enterprise Limited	United Arab Emirates
716	The Talent Enterprise Limited	Saudi Arabia
717	The Talent Enterprise Limited (Musaffah Branch Office)	United Arab Emirates
718	Thornton Harvey Group, LLC	United States
719	Torrent Technologies, Inc.	United States
720	Tower Hill Limited	United Kingdom
721	Tower Place Developments (West) Limited	United Kingdom
722	Tower Place Developments Limited	United Kingdom
723	Tri International Consulting Group CJSC	Kuwait
724	triPica	France
725	UAD BB Marsh Lietuva	Lithuania
726	Vezina Assurances Inc.	Canada
727	Victor Attorney-In-Fact LLC	United States
728	Victor Deutschland GmbH	Germany
729	Victor Insurance Australia Pty Ltd	Australia
730	Victor Insurance Europe B.V.	Netherlands
731	Victor Insurance Italia S.r.l.	Italy
732	Victor Insurance Managers Inc./Gestionnaires d'assurance Victor inc.	Canada
733	Victor Insurance Managers LLC	United States
734	Victor Insurance Pty Ltd	Australia

735	Victor O. Schinnerer & Company Limited	United Kingdom
736	WHS Total Solutions Pty Ltd	Australia